EXHIBIT 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of July 25, 1997.

                                DICKSTEIN & CO., L.P.

                                By:      Alan Cooper, as Vice President
                                         of Dickstein Partners Inc.,
                                         the general partner of
                                         Dickstein Partners, L.P., the
                                         general partner of Dickstein &
                                         Co., L.P.

                                /s/ Alan Cooper
                                ---------------
                                Name: Alan Cooper

                                DICKSTEIN FOCUS FUND L.P.

                                By:      Alan Cooper, as Vice President
                                         of Dickstein Partners Inc.,
                                         the general partner of
                                         Dickstein Partners, L.P., the
                                         general partner of Dickstein
                                         Focus Fund L.P.

                                /s/ Alan Cooper
                                ---------------
                                Name: Alan Cooper


                                DICKSTEIN INTERNATIONAL LIMITED

                                By:      Alan Cooper, as Vice President
                                         of Dickstein Partners Inc.,
                                         the agent of Dickstein
                                         International Limited

                                /s/ Alan Cooper
                                ---------------
                                Name: Alan Cooper

                                DICKSTEIN PARTNERS, L.P.

                                By:      Alan Cooper, as Vice President
                                         of Dickstein Partners Inc.,
                                         the general partner of
                                         Dickstein Partners, L.P.

                                /s/ Alan Cooper
                                ---------------
                                Name: Alan Cooper

                                DICKSTEIN PARTNERS INC.

                                By:  Alan Cooper, as Vice President

                                /s/ Alan Cooper
                                ---------------
                                Name: Alan Cooper

                                /s/ Mark Dickstein
                                ------------------
                                Mark Dickstein


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